                                                                 Exhibit 10.3(f)


                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

          THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated and effective as of February 20, 2004, is made by and among FREEMARKETS, INC., a Delaware corporation (the "Borrower"), the Banks (as hereinafter defined), SILICON VALLEY BANK, individually and in its capacity as Syndication Agent (the "Syndication Agent"), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks (hereinafter referred to in such capacity as the "Agent").

                              W I T N E S S E T H:

          WHEREAS, reference is made to that certain Credit Agreement, dated as of November 3, 2000, by and among Borrower, the Banks from time to time party thereto, the Syndication Agent, and the Agent, as amended by a First Amendment thereto dated as of December 8, 2000, a Second Amendment thereto dated as of February 7, 2001, a Third Amendment thereto dated as of October 31, 2001, a Fourth Amendment thereto dated as of October 10, 2002, a Fifth Amendment thereto dated as of December 26, 2002, a Sixth Amendment thereto dated as of February 28, 2003, and a Seventh Amendment thereto dated as of December 23, 2003 (as so amended, the "Credit Agreement"); and

          WHEREAS, the parties hereto desire to amend certain terms of the Credit Agreement as hereinafter provided.

          NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

          1.   Definitions.

          Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

          2.   Amendment of Credit Agreement.

               (a) The following defined term and the definition therefor is hereby added to Section 1.1 [Certain Definitions.] of the Credit Agreement and is inserted in correct alphabetical order:

                    "Ariba Merger Date shall mean the date that is one Business Day immediately preceding the date of the consummation of the merger of the Borrower with Ariba, Inc."

               (b) The definition of EBITDA as set forth in Section 1.1 [Certain Definitions.] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                    "EBITDA shall mean for any fiscal quarter, determined for the Borrower and its Subsidiaries in accordance with GAAP on a consolidated basis, the net income for such quarter (as a positive number) adjusted as follows: (i) increased by adding back to such amount, the amount of each of the following expenses actually deducted during such fiscal quarter in the determination of such net income: interest expense, income taxes, depreciation, amortization and noncash items of expense; (ii) if the fiscal quarter for which EBITDA is being determined is the fiscal quarter of the Borrower ended December 31, 2003, then increased by adding back to such amount, the amount equal to the lesser of (y) $5,200,000, and (z) the actual amount of non-recurring charges related to the closing of the Borrower's Brussels, Belgium operations and write off of future lease obligations related to the abandonment of the 28th floor in FreeMarkets Center, which charges are actually deducted during such fiscal quarter in the determination of such net income; (iii) if the fiscal quarter for which EBITDA is being determined is the fiscal quarter of the Borrower ended March 31, 2004 or June 30, 2004, then increased by adding back to such amount, the amount equal to the lesser of (a) $5,000,000, and (b) the actual aggregate amount of any restructuring charges incurred by the Borrower; and (iv) reduced by subtracting from such amount the amount of non-cash income actually included during such fiscal quarter in the determination of such net income. "

               (c)  The definition of Expiration Date as set forth in Section
1.1 [Certain Definitions.] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                    "Expiration Date shall mean, with respect to the Revolving Credit Commitments, the earlier of (i) August 30, 2004, or
                    (ii) the Ariba Merger Date, as such date may be hereafter extended in accordance with Section 2.10 hereof."

               (d) Section 3.4 [Term Loan Notes.] of the Credit Agreement is hereby amended and restated to read as follows:

                    "3.4     Term Loan Notes.

                             The Obligation of the Borrower to repay the unpaid
                    principal amount of the Term Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Term Note payable to the order of each Bank in a face amount equal to the Term Loan of such Bank. The principal amount as provided therein of the Term Notes shall be payable in thirty-six equal monthly installments, each in the amount of $111,111.11, payable commencing on December 1, 2001, and on the first day of each month thereafter through and including a payment of all outstanding amounts on the earlier to occur of (i) November 1, 2004, or (ii) the Ariba Merger Date."

               (e) Section 8.2.19 [Minimum EBITDA.] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


                    "8.2.19  Minimum EBITDA.

                             The Borrower shall not permit EBITDA: (a) to be
                    less than the amount specified below for the specified period if the specified amount is either zero or a positive number (i.e., by way of example and without limitation at 12/31/2003, EBITDA (being income and therefore a positive number) shall not be less than $2,500,000), and (b) to be greater than the amount specified below for the specified period if the specified amount is a negative number (i.e., by way of example and without limitation at 3/31/2003, EBITDA (being a loss and therefore a negative number) shall not be a loss greater than ($7,500,000)):

                         Period                                    Amount
                         ------                                    ------
                    Fiscal quarter                                          $0
                    ended 9/30/2002
                    Fiscal quarter                                  $2,500,000
                    ended 12/31/2002
                    Fiscal quarter                                 ($7,500,000)
                    ended 3/31/2003
                    Fiscal quarter                                 ($5,000,000)
                    ended 6/30/2003
                    Fiscal quarter                                          $0
                    ended 9/30/2003
                    Fiscal quarter                                  $2,500,000
                    ended 12/31/2003
                    Fiscal quarter                                 ($5,000,000)
                    ended 3/31/2004
                    Fiscal quarter
                    ended 6/30/2004 and each fiscal quarter
                      ended thereafter                             ($5,000,000)

     3. Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

          (a) Fees and Expenses. The Borrower shall pay or cause to be paid to the Agent for itself and for the account of the Banks the reasonable costs and expenses of the Agent and the Banks including, without limitation, reasonable fees of the Agent's counsel and the Syndication Agent's counsel in connection with this Amendment. The Borrower shall pay to the Agent for the benefit of each Bank a fee equal to 0.125% of the Revolving Credit Commitment of each Bank as of the date hereof.

          (b) No Default. Confirmation of Representations and Warranties, etc. As of the date hereof after giving effect hereto, no Event of Default or Potential Default shall have occurred. The Borrower by executing this Amendment hereby certifies and confirms that as of the date hereof and after giving effect to this Amendment: (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's articles of incorporation or bylaws, (b) no Event of Default or Potential Default has occurred or would result from the execution, delivery and performance of this Amendment, (c) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date (except representations and warranties which relate solely to an earlier date or time), and (d) the Credit Agreement (as amended by a First Amendment thereto dated as of December 8, 2000, a Second Amendment thereto dated as of February 7, 2001, a Third Amendment thereto dated as of October 31, 2001, a Fourth Amendment thereto dated as of October 10, 2002, a Fifth Amendment thereto dated as of December 26, 2002, a Sixth Amendment dated as of February 28, 2003, a Seventh Amendment dated as of December 23, 2003, and this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

          (c) Term Notes. The Borrower shall have executed and delivered to the Agent on behalf of the Banks the amended and restated Term Notes.

          (d) Confirmation of Guaranty. Each of the Guarantors shall have executed the Confirmation of Guaranty in the form attached hereto as Exhibit A.

          (e) Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Bank a certificate, dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

               (i) all action taken by such Loan Party in connection with this Amendment and the other Loan Documents;

               (ii) the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and described in this Section 3 and the true signatures of such officer or officers and specifying the officers authorized to act on behalf of each Loan Party for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

               (iii) copies of its organizational documents, including its certificate of incorporation and bylaws if it is a corporation, its certificate of partnership and partnership agreement if it is a partnership, and its certificate of organization and limited liability company operating agreement if it is a limited liability company, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each of the Loan Parties in each state where organized or qualified to do business; provided that each of the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Agent remain in full force and effect and have not been modified, amended or rescinded.

          (f) Consents and Approvals. To the extent any consent, approval, order, or authorization or registration, declaration, or filing with any governmental authority or other person or legal entity is required in connection with the valid execution and delivery of this Amendment or the carrying out or performance of any of the transactions required or contemplated by this Amendment, all such consents, approvals, orders or authorizations shall have been obtained or all such registrations, declarations, or filings shall have been accomplished prior to the consummation of this Amendment.

          (g) Opinion of Counsel. There shall be delivered to the Agent for the benefit of each Bank a written opinion dated the date hereof of legal counsel to the Loan Parties, with such opinion to be in form and substance satisfactory to the Agent.

          (h) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent, the Agent shall have received from the Borrower and the Required Banks an executed original of this Amendment and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent.

This Amendment shall become effective when it has been executed by the Loan Parties, the Agent and the Required Banks and each of the other conditions set forth in this Section 3 has been satisfied.

     4. Force and Effect. The Credit Agreement is amended hereby, and any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. No novation is intended or shall occur by or as a result of this Amendment. Borrower reconfirms, restates, and ratifies the Credit Agreement as amended hereby and each of the other Loan Documents. This Amendment is not intended to constitute, nor does it constitute, an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation, or termination of the liens, security interests, indebtedness, loans, liabilities, expenses, or obligations under the Credit Agreement or the other Loan Documents. The Borrower and the Agent and each of the Banks acknowledges and agrees that the Collateral has continued to secure the indebtedness, loans, liabilities, expenses, and obligations under the Credit Agreement since the date of execution of each applicable Loan Document, and all liens and security interests in the Collateral which were granted pursuant to any of the Loan Documents shall remain in full force and effect from and after the date hereof.

     5. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

     6. Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                         [SIGNATURES BEGIN ON NEXT PAGE]

         [SIGNATURE PAGE 1 OF 3 TO EIGHTH AMENDMENT TO CREDIT AGREEMENT]

     IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

ATTEST:                                         FREEMARKETS, INC.




                                                  By:                                         [Seal]
--------------------------------------------         -----------------------------------------
Name:                                             Name:
     ---------------------------------------           ---------------------------------------
Title:                                            Title:
      --------------------------------------            --------------------------------------


         [SIGNATURE PAGE 2 OF 3 TO EIGHTH AMENDMENT TO CREDIT AGREEMENT]

                                     PNC BANK, NATIONAL ASSOCIATION,
                                     individually and as Agent



                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------

         [SIGNATURE PAGE 3 OF 3 TO EIGHTH AMENDMENT TO CREDIT AGREEMENT]

                                     SILICON VALLEY BANK,
                                     individually and as Syndication Agent



                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------

                                    EXHIBIT A

                            CONFIRMATION OF GUARANTY

                                February 20, 2004

To:  FreeMarkets Investment Company, Inc. ("Guarantor")

     Reference is made to that certain Credit Agreement, dated as of November 3, 2000, as amended by a First Amendment thereto dated as of December 8, 2000, a Second Amendment thereto dated as of February 7, 2001, a Third Amendment thereto dated as of October 31, 2001, a Fourth Amendment dated as of October 10, 2002, a Fifth Amendment thereto dated as of December 26, 2002, a Sixth Amendment thereto dated as of February 28, 2003, a Seventh Amendment thereto dated as of December 23, 2003, and the Eighth Amendment (as defined below) (the "Credit Agreement"), by and among FreeMarkets, Inc., a Delaware corporation (the "Borrower"), the Banks from time to time party thereto (the "Banks"), Silicon Valley Bank, individually and in its capacity as Syndication Agent and PNC Bank, National Association, as administrative agent for the Banks ("Agent"). All terms used herein unless otherwise defined herein shall have the meanings as set forth in the Credit Agreement.

     The Borrower has requested that the Banks and the Agent enter into that certain Eighth Amendment to the Credit Agreement, dated as of the date hereof (the "Eighth Amendment"), a copy of which has been delivered to each Loan Party.

     This letter agreement will confirm that the Guarantor has read and understands the Eighth Amendment. In order to induce the Banks and the Agent to enter into that Eighth Amendment, the Guarantor hereby consents to the Eighth Amendment and all prior amendments described above and ratifies and confirms its respective obligations under each of the Loan Documents (including all exhibits and schedules thereto) to which it is a party by signing below as indicated, including without limitation each Guaranty Agreement and each Security Agreement to which it is a party. The Guarantor hereby acknowledges and agrees that nothing contained in any of the Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the liens, security interests, indebtedness, loans, liabilities, expenses or obligations of the Loan Parties under the Credit Agreement or any other Loan Document.

                                     Very truly yours,

                                     PNC BANK, NATIONAL ASSOCIATION,
                                     as Agent





                                     By:
                                         ---------------------------------------

                   [SIGNATURE PAGE TO CONFIRMATION OF GUARANTY
                            DATED FEBRUARY 20, 2004]




Intending to be legally bound
hereby, the undersigned has
accepted and agreed to the
foregoing as of the date and
year first above written.



GUARANTOR:

FREEMARKETS INVESTMENT COMPANY, INC.



By:
   ----------------------------------------------
Name:
     --------------------------------------------
Title:
      -------------------------------------------